                                  SCHEDULE 14A

                     Information Required in Proxy Statement



                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    VIB Corp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applied:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                                                [VIB CORP LOGO]

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD APRIL 27, 2000
AT 6:00 P.M.




NOTICE IS HEREBY GIVEN that, pursuant to the Bylaws of VIB Corp and the call of its Board of Directors, the 2000 Annual Meeting of Shareholders of VIB Corp (the "Company") will be held at the Old Post Office Pavilion, 230 South 5th Street, El Centro, California 92243, on Thursday, April 27, 2000, at 6:00 p.m., for the purpose of considering and voting upon the following matters:

        1. ELECTION OF DIRECTORS. Electing the following three persons to the Board of Directors, two of whom shall serve until the 2001 Annual Meeting and until their successors are elected and have qualified and one of whom shall serve until the 2002 Annual Meeting and until his successor is elected and has qualified:

                      R. Stephen Ellison
                      Tom Kelly
                      Edward McGrew

        2. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Please note that the Annual Meeting will be held at a new location:


  OLD POST OFFICE PAVILION, 230 SOUTH 5TH STREET, EL CENTRO, CALIFORNIA 92243

The Board of Directors has fixed the close of business on March 3, 2000, as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

The Bylaws of the Company provide for the nomination of directors in the following manner:

        "2.14 Nomination of Directors

              Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the President of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days' notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the President of the corporation not later than time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the

Notice of Annual Meeting of Shareholders
Page 2



        name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder;
        (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged a bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the Chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF SUCH PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

By Order of the Board of Directors


/s/ CHARLOTTE STUDER
----------------------------------
Charlotte Studer, Secretary

Dated: March 27, 2000



                           ANNUAL REPORT ON FORM 10-K

COPIES OF THE COMPANY'S 1999 ANNUAL REPORT TO SHAREHOLDERS AND THE COMPANY'S 1999 ANNUAL REPORT ON FORM 10-K, INCLUDING THE AUDITED FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE BEING MAILED TO SHAREHOLDERS ALONG WITH THESE 2000 ANNUAL MEETING PROXY MATERIALS. ADDITIONAL COPIES ARE AVAILABLE UPON REQUEST TO HARRY
G. GOODING, III, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, VIB CORP, P.O. BOX 1845, EL CENTRO, CALIFORNIA 92244, TELEPHONE (760) 337-3200.

                                    VIB CORP
                                1498 MAIN STREET
                           EL CENTRO, CALIFORNIA 92243

                                 -------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 27, 2000
                                  AT 6:00 P.M.

                                 -------------

                                  INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2000 Annual Meeting of Shareholders (the "Meeting") of VIB Corp (the "Company") to be held at the Old Post Office Pavillion, 230 South Fifth Street, El Centro, California 92243, at 6:00 p.m., on Thursday, April 27, 2000, and at any and all adjournments thereof.

        It is anticipated that this Proxy Statement and the accompanying Notice will be mailed on or about March 27, 2000, to shareholders eligible to receive notice of and to vote at the Meeting.

        The matters to be considered and voted upon at the Meeting will be:

        1. ELECTION OF DIRECTORS. Electing the following three persons to the Board of Directors, two of whom shall serve until the 2001 Annual Meeting and until their successors are elected and have qualified and one of whom shall serve until the 2002 Annual Meeting and until his successor is elected and has qualified:

                      R. Stephen Ellison
                      Tom Kelly
                      Edward McGrew

        2. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.


                             REVOCABILITY OF PROXIES

        A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of such election. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions specified on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A PROPOSAL TO BE

ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED ON THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.


                         PERSONS MAKING THE SOLICITATION

        This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company, and its wholly-owned subsidiaries, Valley Independent Bank ("VIB"), Bank of Stockdale, F.S.B. ("BOS"), and Kings River State Bank ("KRSB"), may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.


                                VOTING SECURITIES

        There were issued and outstanding 11,472,196 shares of the Company's Common Stock on March 3, 2000, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting. On any matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting. In connection with the election of directors, shares may not be voted cumulatively.

        Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of votes in opposition to a director. Abstentions are, however, counted towards a quorum.

            SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Except as set forth below, Management of the Company does not know of any person who owns beneficially or of record, more than 5% of the Company's outstanding Common Stock. The following table sets forth certain information as of March 3, 2000, concerning the beneficial ownership of the Company's outstanding Common Stock by the 5% shareholder, by the Company's directors, nominee for director and "named" executive officers(1), and by all directors and "named" executive officers of the Company as a group. Management is not aware of any change in control of the Company which has occurred since January 1, 1999, or of any arrangement which may, at a subsequent date, result in a change in control of the Company.

-----------------------------
(1) As used throughout this Proxy Statement, the term "executive officer" means the President and Chief Executive Officer and the Executive Vice Presidents and the Senor Vice President of the Company. The term "executive officer" also includes the President and Chief Executive Officer of BOS. The term "named" executive officers includes the Company's executive officers and VIB's executive vice presidents who do not have separate titles with the Company whose salary and bonus exceeded $100,000. The Company's Chairman of the Board, Vice Chairmen of the Board, and Secretary are not deemed to be executive officers of the Company.

                                                                                              PERCENT
                                                  NUMBER OF SHARES        NUMBER OF SHARES    OF CLASS
                                                  OF COMMON STOCK         SUBJECT TO VESTED   BENEFICIALLY
NAME AND TITLE                                    BENEFICIALLY OWNED(2)   STOCK OPTIONS(3)    OWNED(3)
--------------                                    ---------------------   -----------------   ------------
JACK BRITTAIN, JR.,                                   25,772(4)                11,966             .33%
    Executive Vice President

CHARLES ELLIS,(5)                                     26,357                   14,960             .36%
    Director

R. STEPHEN ELLISON,                                  360,352(6)                 5,015            3.18%
    Director

RICHARD D. FOSS,                                     144,900(7)                 6,107            1.32%
    Chairman of the Board

HARRY G. GOODING, III,                                17,446(8)                11,966             .26%
    Executive Vice President and
    Chief Financial Officer

JANICE STEWART GRADY,                                  6,565(9)                 7,845             .13%
    Senior Vice President and
    Human Resources Director

ED L. HICKMAN,(5)                                     91,064                   35,269            1.10%
    Director, President and CEO of BOS

TOM KELLY,                                            70,597                      636             .62%
    Nominee, Chairman of the Board of BOS

DENNIS L. KERN,(10)                                  593,354(6)(11)            32,912            5.44%
    Director, President and
    Chief Executive Officer

EDWARD MCGREW,                                        62,321                    5,015             .59%
    Director

RONALD A. (RUSTY) PEDERSEN,(12)                      682,867(6)                 5,015            5.99%
    Vice Chairman of the Board

MARTIN E. PLOURD,                                     11,359(13)               17,458             .25%
    Executive Vice President of VIB

ALICE HELEN LOWERY WESTERFIELD,                      407,349                    5,015            3.59%
    Vice Chairman of the Board

ALL DIRECTORS AND EXECUTIVE                        1,898,163(6)               159,179           17.69%
    OFFICERS AS A GROUP
    (12 in number)

FINANCIAL INSTITUTIONS PARTNERS, LTD.,(14)           795,391                       --            6.93%
    Principal Shareholder

-----------------------------
(2) Includes shares beneficially owned, directly and indirectly, together with associates, except for shares subject to vested stock options and outstanding Warrants. Also includes shares held as trustee and held by or as custodian for minor children. Unless otherwise noted, all shares are held as community property under California law or with sole investment and voting power.

(3) Shares subject to options held by directors or executive officers that were exercisable within 60 days after March 3, 2000 ("vested") are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person but not for the purpose of computing the percent of class owned by any other person.

(4) Includes 7,148 shares allocated to Mr. Brittain pursuant to the 401(k) Plan and 7,720 shares in the ESOP.

(5)  Messrs. Ellis and Hickman are not standing for reelection at the Meeting.

(6) Includes 301,070 shares held as trustee of the ESOP. The trustees have voting rights over these shares to the extent not exercised by the ESOP's participants. These shares are included for each of Messrs. Ellison, Kern and Pedersen, the trustees, and are included once for the category "All Directors and Executive Officers as a Group."

(7)  Includes 20,514 shares held in trust for the benefit of Mr. Foss.

(8) Includes 4,189 shares allocated to Mr. Gooding pursuant to the 401(k) Plan and 6,534 shares in the ESOP.

                                              (footnotes continued on next page)

(footnotes continued)

-----------------------------
(9) Includes 1,778 shares allocated to Ms. Grady pursuant to the 401(k) Plan and 4,218 shares in the ESOP.

(10)  Mr. Kern's business address is 1498 Main Street, El Centro, California
      92243.

(11) Includes 14,281 shares allocated to Mr. Kern pursuant to the 401(k) Plan and 12,209 shares in the ESOP.

(12) Mr. Pedersen's business address is 330 West Aten Road, Imperial, California 92251.

(13) Includes 763 shares allocated to Mr. Plourd pursuant to the 401(k) Plan and 7,210 shares in the ESOP.

(14) The business address for Financial Institutions Partners, Ltd. is 1824 Jefferson Place SW, Washington, D.C. 20036.


                              ELECTION OF DIRECTORS

NUMBER OF DIRECTORS; CLASSIFICATION OF BOARD

        Article V(a) of the Company's Articles of Incorporation provide for a range of six to ten directors and permit the exact number of directors to be fixed by Board or shareholder action. The Board of Directors has fixed the number of directors at seven.

        Article VIII(b) of the Company's Articles of Incorporation provide that when the number of directors has been fixed at nine or more the Board of Directors shall be classified into three classes with each class serving for staggered three-year terms. Article VIII(e) provides that in the event the authorized number of directors changes, necessitating a change in the number of classes, the Board of Directors shall be reclassified in accordance with California law and the principals of Article VIII(d), which provides that the nominees receiving the highest number of votes shall be elected for the longest term and for the division of directors as equally as possible into separate classes. One director, Mr. John L. Skinner, retired in November, 1999, and one director, Mr. Charles Ellis, is not standing for reelection, reducing the number of directors from nine to seven. Moreover, an additional director is not standing for reelection, Mr. Ed L. Hickman, President of BOS, but is being replaced by nominee Mr. Tom Kelly, the Chairman of the Board of BOS. Accordingly, it is proposed that one of the directors standing for reelection be elected for a two-year term, one director be reelected for a one-year term and a new member be added to the Board of Directors for a one-year term. Thereafter, it is anticipated that at the 2001 Annual Meeting three directors will be elected for a two-year term, thereby resulting in two classes of four and three directors. In the event a vacancy should occur, any director elected to fill the vacancy would hold office for the balance of the term of the class in which the vacancy occurred.

NOMINEES

        The persons named below, two of whom are currently members of the Company's Board of Directors and one of whom is a new nominee, will be nominated for election as directors to serve until the 2001 or 2002 Annual Meetings of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all three nominees, including electing the following two nominees for a one-year term: Edward McGrew and Tom Kelly. It is proposed that the third nominee standing for reelection, R. Stephen Ellison, be elected for a two-year term.

        In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

        The following table sets forth the names and certain information as of March 3, 2000, concerning the persons to be nominated by the Board of Directors for election as directors of the Company:

                                                            YEAR FIRST                   YEAR FIRST
                                                            ELECTED OR                   ELECTED OR
                             BUSINESS EXPERIENCE            APPOINTED      CURRENT       APPOINTED
                             DURING THE PAST                DIRECTOR OF    TERM          DIRECTOR OF
NAME AND TITLE         AGE   FIVE YEARS                     THE COMPANY    EXPIRES       VIB OR BOS
--------------         ---   ------------------             -----------    -------       -----------
R. STEPHEN ELLISON,    50    President, Jordan Implement    1997           2000          1990
  Director                   Co. (Machinery)

TOM KELLY,             67    Chief Executive Officer,        N/A            N/A          1985
  Nominee                    Thomas Kelly Associates and
                             Thomas Kelly Management,
                             Inc. (real estate investment
                             and management)

EDWARD MCGREW,         62    Owner, Rio Bend R.V. Resort    1997           2000          1983
  Director                   (recreational vehicle park),
                             Water/Agricultural
                             Consultant, U.S. Filter Co.

OTHER DIRECTORS

        The persons named below, exclusive of the director whose term is expiring and who is not standing for reelection, are currently members of the Company's Board of Directors whose terms of office run until the 2001 or 2002 Annual Meetings and until their successors are elected and have qualified. The following table sets forth the names and certain information as of March 3, 2000, concerning the members of the Board of Directors whose terms are not expiring and who are not standing for reelection:

                                                            YEAR FIRST                   YEAR FIRST
                                                            ELECTED OR                   ELECTED OR
                             BUSINESS EXPERIENCE            APPOINTED      CURRENT       APPOINTED
                             DURING THE PAST                DIRECTOR OF    TERM          DIRECTOR OF
NAME AND TITLE         AGE   FIVE YEARS                     THE COMPANY    EXPIRES       VIB OR BOS
--------------         ---   ------------------             -----------    -------       -----------
RICHARD D. FOSS,       60    President, Foss Accountancy    1997           2002          1980
  Chairman of the            Corporation, Certified Public
  Board of Directors         Accountants

DENNIS L. KERN,        60    President and Chief            1997           2001          1983
  Director, President        Executive Officer, Valley
  and Chief Executive        Independent Bank
  Officer(1)

RONALD A. (RUSTY)      66    Owner, Imperial Pre-Mix Co.    1997           2002          1983
PEDERSEN,                    (cattle feed supplement
  Vice Chairman of the       manufacturing)
  Board of Directors

ALICE HELEN LOWERY     71    Retired; Regional Customer     1997           2002          1992
WESTERFIELD,                 Relations Officer, Valley
  Vice Chairman of           Independent Bank (1993 to
  the Board of               1997); previously Chairman,
  Directors                  President and Chief
                             Executive Officer, The First
                             National Bank in Coachella

-----------------
(1)   This person is an executive officer of the company.

        None of the Directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company, acting within their capacities as such. There are no family relationships between the directors and executive officers of the Company and none of the directors or executive officers of the Company serve as directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

EXECUTIVE OFFICERS

        The following table sets forth the names and certain information as of March 3, 2000, concerning the executive officers of the Company, except Mr. Kern, who is a director and included in one of the tables set forth above:


                                                                                                 TERM OF
                       TITLE WITH         TITLE WITH               BUSINESS EXPERIENCE           OFFICE WITH
NAME                   THE COMPANY        VIB OR BOS         AGE   DURING THE PAST FIVE YEARS    THE COMPANY
----                   -----------        ----------         ---   --------------------------    -----------
JACK BRITTAIN, JR.     Executive Vice     Executive Vice      51   Chief Credit Officer, Valley  Since 1998
                       President and      President and            Independent Bank
                       Chief Credit       Chief Credit
                       Officer            Officer, VIB

HARRY G. GOODING,      Executive Vice     Executive Vice      52   Chief Financial Officer,      Since 1997
III                    President and      President and            Valley Independent Bank
                       Chief Financial    Chief Financial
                       Officer            Officer, VIB

JANICE STEWART GRADY   Senior Vice        Senior Vice         46   Human Resources Director,     Since 1998
                       President and      President and            Valley Independent Bank
                       Human Resources    Human Resources
                       Director           Director, VIB

ED L. HICKMAN          N/A                President and       61   President and Chief           Since 1999
                                          Chief Executive          Executive Officer, Bank of
                                          Officer, BOS             Stockdale, F.S.B.

SIGNIFICANT EMPLOYEES

        The following table sets forth the names and certain information as of March 3, 2000, concerning the significant employees of the Company, VIB, BOS or KRSB who are not deemed executive officers of the Company:

                                                                                     TERM OF
                                                                                     OFFICE WITH
                       TITLE WITH                                                    THE COMPANY,
                       THE COMPANY,                   BUSINESS EXPERIENCE            VIB, BOS
NAME                   VIB, BOS OR KRSB         AGE   DURING THE PAST FIVE YEARS     OR KRSB
----                   ----------------         ---   --------------------------     -------
JOHN W. GLOVER         Executive Vice            52   Executive Vice President and   Since 1997
                       President and Chief            Chief Financial Officer,
                       Financial Officer, KRSB        Kings River State Bank
                                                      (1997-); Acting President and
                                                      CEO, United Valley Bank of
                                                      Hanford (1990 to 1996)

BRUCE C. JAY           Executive Vice            49   Executive Vice President and   Since 1984
                       President and Chief            Chief Financial Officer, Bank
                       Financial Officer, BOS         of Stockdale

ROBERT LOWERY          President and Chief       47   President and Chief Executive  Since 1993
                       Executive Officer,             Officer, Kings River State
                       KRSB                           Bank

MARTIN E. PLOURD       Executive Vice            41   Branch Administrator, Valley   Since 1986
                       President and Branch           Independent Bank
                       Administrator, VIB

RICK L. ROPER          Executive Vice            46   Executive Vice President and   Since 1989
                       President and Chief            Chief Loan Officer, Bank of
                       Loan Officer, BOS              Stockdale

THE BOARD OF DIRECTORS AND COMMITTEES

        During 1999, the Company's Board of Directors held 12 regular meetings and one special meeting. In addition to attending Board meetings, certain of the directors serve on committees of the Board.

        The Audit Committee, which consisted of Directors Ellis, Ellison and Westerfield, reviews all internal and external examination reports and selects the Company's independent accountants. The Audit Committee met ten times during 1999.

        The Executive Committee, which consisted of Directors Foss, McGrew and Pedersen, sets policies and supervises Management between regular Board meetings. The Executive Committee met six times in 1999.

        The Company does not have a Nominating Committee.

        In addition, the Company's directors served on the Boards of Directors of VIB and/or BOS, including the various committees established by those subsidiaries.

        During 1999, none of the Company's directors attended less than 75% of the Company's Board meetings and meetings of committees on which they served.

         COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT AND OTHERS

SUMMARY COMPENSATION

        The following table sets forth a summary of annual and long-term compensation for services in all capacities to the Company or its subsidiaries for the "named" executive officers. All compensation was paid by VIB or BOS:

                                                                                      LONG-TERM
                                                                                      COMPENSATION
                                                     ANNUAL COMPENSATION              AWARDS
                                        -------------------------------------------   SECURITIES
NAME AND POSITION                                                  OTHER ANNUAL       UNDERLYING       ALL OTHER
IN VIB OR BOS                  YEAR        SALARY      BONUS       COMPENSATION(1)    OPTIONS(2)       COMPENSATION(3)
---------------                ----     -----------   -------      ----------------   -------------    ---------------
JACK BRITTAIN, JR.,            1999     $140,855     $  50,000            -               5,304            $12,647
  Executive Vice President     1998     $114,996     $  30,000            -               8,195            $ 8,157
  and Chief Credit Officer     1997     $103,217           -              -               6,687            $ 4,728

HARRY G. GOODING, III,         1999     $138,000     $  40,000            -               5,304            $11,851
  Executive Vice President     1998     $117,996     $  30,000            -               8,195            $ 8,488
  and Chief Financial Officer  1997     $100,506           -              -               6,687            $ 4,624

ED L. HICKMAN,                 1999     $172,500     $  36,350            -               5,304            $ 5,812
  President and Chief          1998     $150,000     $  22,500            -                   -            $ 2,250
  Executive Officer            1997     $150,000          -               -                   -            $ 2,250

DENNIS L. KERN,                1999     $250,000     $  62,500        $  8,600           10,078            $13,178
  President and Chief          1998     $210,012     $ 105,000         $15,500           34,326            $10,101
  Executive Officer            1997     $190,008           -           $14,400           19,919            $ 6,115

MARTIN E. PLOURD,              1999     $126,110           -                              5,304            $10,759
  Executive Vice President     1998     $114,000     $  30,000            -               8,195            $ 7,486
  and Branch Administrator     1997     $100,664           -              -               6,687            $ 4,810

THOMAS TOPUZES,(4)             1999     $120,600     $  15,000                            5,304            $11,032
  Executive Vice President     1998     $113,364     $  15,000            -               8,195            $ 7,989
  and Chief Administrative     1997     $109,008           -              -               6,687            $ 4,749
  Officer

-----------------
(1) These figures represent directors' fees. Perquisites paid to an executive officer which total less than the lesser of $50,000 or 10% of salary and bonus are omitted.

(2) All share figures have been adjusted for the Company's previous stock dividends and stock split.

(3) These figures include matching contributions to the 401(k) Plan ($2,968, $1,580 and $1,848 for Mr. Brittain, $2,173, $1,549 and $1,807 for Mr.
     Gooding, $1,237, $2,250 and $2,250 for Mr. Hickman, $3,500, $1,051 and
     $2,375 for Mr. Kern, $1,250, $855 and $1,872 for Mr. Plourd, and $2,742,
     $1,488 and $1,860 for Mr. Topuzes, for 1999, 1998 and 1997, respectively) and the contributions to the Employee Stock Ownership Plan ($9,679, $6,577 and $2,880 for Mr. Brittain, $9,678, $6,939 and $2,817 for Mr. Gooding, $4,575, $-0- and $-0- for Mr. Hickman, $9,678, $9,050 and $3,740 for Mr.
     Kern, $9,509, $6,631 and $2,938 for Mr. Plourd, and $8,290, $6,501 and
     $2,889 for Mr. Topuzes, for 1999, 1998 and 1997, respectively).

(4)  Mr. Topuzes resigned in December, 1999.


STOCK OPTIONS

        In connection with the bank holding company reorganization the Company adopted the VIB Corp 1997 Stock Option Plan providing for the issuance of up to 2,000,000(1) shares. On March 10, 1998, the Company's Board of Directors, pursuant to the terms of the bank holding company reorganization, issued 704,769(1) options in exchange for the then outstanding VIB options, effective as of the effective date for the reorganization. As of March 3, 2000, the Company's 1997 Stock Option Plan provided for the issuance of 2,731,818 shares, of which 504,420 shares had been exercised and options for 910,583 shares were outstanding, leaving 1,316,815 shares available for future grants. The following table sets forth certain information regarding stock options granted by the Company to the "named" executive officers during 1999:

----------------
(1) These figures have not been adjusted to reflect the Company's five-for-four stock split and 3% stock dividend declared in 1998 and two 3% stock dividends in 1999.

                                                                                     POTENTIAL REALIZED
                                       PERCENTAGE OF                                 VALUE AT ASSUMED
                        NUMBER OF      TOTAL OPTIONS                                 ANNUAL RATES OF STOCK
                        OPTIONS        GRANTED TO                                    PRICE APPRECIATION
                        GRANTED IN     EMPLOYEES(3)     EXERCISE       EXPIRATION    FOR OPTION TERM
NAME                    1999(2)        DURING 1999      PRICE(2)       DATE             5%          10%
----                    ----------     -----------      --------       ----------    --------    ----------
JACK BRITTAIN, JR.          5,304         2.07%          $10.61         01/21/04     $ 59,089    $  61,903
HARRY G. GOODING, III       5,304         2.07%          $10.61         01/21/04     $ 59,089    $  61,903
ED L. HICKMAN               5,304         2.07%          $ 9.54         02/23/04     $ 53,130    $  55,660
DENNIS L. KERN             10,078         3.93%          $ 9.54         02/23/04     $100,951    $ 105,578
MARTIN E. PLOURD            5,304         2.07%          $10.61         01/21/04     $ 59,089    $  61,903
THOMAS TOPUZES              5,304         2.07%          $10.61         01/21/04     $ 59,089    $  61,903

-------------
(2) These figures and dollar amounts have been adjusted for the Company's 3% stock dividends.

(3) Does not include options granted to the Company's non-employee directors during 1999. (See "COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT AND OTHERS - Directors' Compensation" herein.)


        The following table sets forth certain information regarding stock options exercised during 1999 by the "named" executive officers:

                                                  NUMBER NUMBER OF            VALUE(4) OF UNEXERCISED
                             NUMBER               OPTIONS AT  UNEXERCISED     IN THE MONEY OPTIONS
                             OF SHARES            DECEMBER 31, 1998           AT DECEMBER 31, 1998
                             ACQUIRED     VALUE   --------------------------  ---------------------------
NAME                       ON EXERCISE  REALIZED  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                           -----------  --------  -----------  -------------  -----------  -------------
JACK BRITTAIN, JR.             2,734   $  13,104     11,966       19,045       $  4,068        $2,035
HARRY G. GOODING, III              -         N/A     11,966       18,645       $  4,068        $2,035
ED L. HICKMAN(5)                   -         N/A     35,269        4,245       $128,116           N/A
DENNIS L. KERN                98,876    $275,955     32,912       54,275            N/A        $5,314
MARTIN E. PLOURD                   -         N/A     17,458       18,645       $ 29,139        $2,035
THOMAS TOPUZES                     -         N/A     15,583       13,644       $  8,137        $2,034

-----------------------------
(4)  Assumes a market value of $7.625 per share on December 31, 1999.

(5) Mr. Hickman's stock option, originally granted by BOS, was converted into a Company stock option effective upon the closing of the BOS merger on January 28, 1999.


EMPLOYMENT AND OTHER COMPENSATION AGREEMENTS

        Neither the Company nor its subsidiaries have entered into written employment agreements with any of the Company's executive officers.

        During 1994 VIB adopted a Deferred Compensation Plan for its executive and other senior officers pursuant to which the participating officers elect to defer future salary or bonus income. The compensation deferred is maintained in a separate account for each participant, earns interest at 10%, and is fully vested. Participants can select the mode of distribution, lump sum or installments, payable upon termination of employment. In the event of a change in control of VIB, participants are entitled to a lump sum distribution. VIB pays the costs of administering these Deferred Compensation Plans as well as the interest earned on the amounts deferred, but VIB makes no contributions to the participants' individual deferral accounts.

        In June, 1999, VIB adopted a Supplemental Executive Retirement Plan (the "SERP") for its executive officers, Messrs. Brittain, Gooding, Kern, Plourd and Topuzes and Ms. Grady. Under the SERP, VIB agreed to pay the executives additional benefits at retirement in return for continued current satisfactory performance by the executives. The maximum benefit to each executive is 70% of the executive's average monthly cash compensation for 180 months beginning at age 62. The SERP is embodied in a written agreement between VIB and the executives.

        The SERP is an unfunded plan, which means that the executives have no rights under the agreement beyond those of a general creditor of VIB, and there are no specific assets set aside by VIB in connection with the establishment of the SERP. The SERP is not an employment contract. If the covered employee leaves VIB's employ by virtue of early retirement (after attaining age 55 but prior to attaining age 62), death (either prior or subsequent to retirement), termination (either voluntarily or without cause) or, under certain circumstances, a change in control, the executive receives no immediate benefits. However, the covered executive (or named beneficiary in case of death) is entitled to receive the vested portion of the benefit commencing on the date that the executive would otherwise be entitled to receive them and continuing for 180 months (or remaining balance thereof) thereafter. VIB paid an aggregate single premium of $4,583,403 to purchase life insurance policies on each executive included in the plan to fund the benefits. VIB owns each policy and earns a rate of return on the invested premium which is reflected by an increase in the cash value of each policy.

        The accounting rules concerning deferred compensation plans, including any salary continuation plans, require that VIB accrue sufficient expenses so that the present value of the benefits to be paid to the covered executive at retirement is reflected as a liability on VIB's books at the time of retirement. The accrual for 1999 was approximately $634,230. Management of VIB believes this expense is partially offset by the higher earnings on the insurance premium investment, which are non-taxable if certain conditions are met, than taxable investments made in the ordinary course of business.

        In February, 1994, BOS adopted a Salary Continuation Plan (the "SCP") for its executive officers, Messrs. Hickman, Jay, Roper and Scheidt. In 1999, the SCP was amended and restated in its entirety. The SCP, as amended, is similar to VIB's SERP, except that the SCP provides for an annual benefit of $50,000, the covered executive can choose to be paid over a period of between 36 months and 180 months, vested benefits are paid to the covered executive's beneficiary in a lump sum in the event of death, and certain benefits terminate upon the covered executive's death. BOS paid an aggregate premium of $860,000 to purchase life insurance policies on each executive included in the SCP to fund the benefits. BOS owns each policy and earns a rate of return on the invested premium which is reflected by an increase in the cash value of each policy.

        The accrual in 1999 for the present value of the benefits to be paid to covered executives at the time of retirement was approximately $31,656. Management of BOS believes this expense is partially offset by the higher earnings on the insurance premium investment, which are non-taxable if certain conditions are met, than taxable investments made in the ordinary course of business.

        In March, 1996, BOS entered into an agreement with each of its executive officers, Messrs. Hickman, Jay, Roper, and Scheidt, that provides certain severance benefits in the event that a change in control of BOS occurs. Under these Change in Control Agreements, each executive officer is entitled to 12 months salary from the date of termination following a change in control. This severance payment is triggered if the executive terminates his employment for "good reason" or if the executive's employment is terminated without "cause," in either case within 24 months following a change in control.

        In 1999, BOS entered into split-dollar life insurance agreements with directors and certain executives. Pursuant to the terms of the agreements BOS owns the insurance policies, is entitled to the cash value of the policies and is responsible for paying the associated premiums. Upon a covered executive's death, the beneficiary is entitled to receive 80% of the total proceeds less the cash value of the policy, with BOS entitled to the balance. BOS paid an aggregate single premium in 1999 amounting to $1,111,984.

DIRECTORS' COMPENSATION

        In 1999, the Company's directors, except for Messrs. Kern and Hickman, were paid for attendance at Company Board meetings at the rate of $1,300 for each regular Board meeting (with the Chairman receiving $2,275); and, for all directors except Mr. Kern, $300 for each committee meeting. All directors, except Mr. Hickman, received $600 for every VIB Board meeting attended and $300 for every committee meeting attended. Messrs. Kern and Hickman, who are BOS Board members, do not receive fees for serving as directors of BOS.

        During 1999 Messrs. Hickman and Kelly were granted options to purchase 5,304 and 3,183 shares, respectively.

        VIB has entered into Deferred Compensation Agreements with each of its directors, except Ms. Westerfield, pursuant to which $600 of directors' fees per month are deferred until May, 2000, at which time the director or his beneficiary will be paid the amount of $1,624 per month for 10 years. If the director dies before the commencement date of the payments, the director's beneficiary will receive a death benefit of $1,624 per month for 10 years. If the director's service as a director terminates for any other reason before May, 2000, the amount deferred, plus accrued interest at 10%, will be paid to the director.

        In January, 1999, BOS adopted a Supplemental Director Compensation Plan (the "SDCP") for the benefit on non-employee directors of BOS. The SDCP provides for the payment of an annual lifetime annuity of $7,000 upon retirement, disability prior to retirement, termination without cause or termination as a result of a change in ownership. All benefit payments cease upon the death of a director. BOS paid an aggregate single premium of $1,961,032 to purchase life insurance policies on each director included in the plan to fund the benefits. BOS owns each policy and earns a rate of return on the invested premium which is reflected by an increase in the cash value of each policy.

        The accrual in 1999 for the present value of the benefits to be paid to directors at the time of retirement was approximately $36,624.

PROFIT SHARING AND 401(k) PLAN

        In March, 1989, VIB's Board of Directors adopted, effective as of January 1, 1989, the Valley Independent Bank Profit Sharing and 401(k) Plan (the "401(k) Plan"). In connection with the bank holding company reorganization, the Company adopted the 401(k) Plan. In January, 2000 the 401(k) Plan was amended and restated. All full-time and part-time employees of the Company, VIB, BOS and KRSB who are at least eighteen years of age and have completed three months of employment are eligible to participate. Pursuant to the 401(k) Plan, participating employees of VIB, BOS and KRSB may voluntarily contribute a portion of their compensation to a trust with the Company making a matching contribution up to a specific amount. Each year the Company may make matching profit sharing contributions to the trust for the benefit of employees participating on the last day of the year. Participating employees vest in the matching and profit sharing contributions over a seven year period. Benefits from the 401(k) Plan become available to the employee upon retirement, or in the event of disability. If employment is terminated prior to normal retirement, the employee receives all voluntary contributions and a portion of the matching and profit sharing contributions, based upon the established vesting schedule.

        As of December 31, 1999, 408 employees were participating in the 401(k) Plan. During 1999, the Company made a $173,421 profit sharing contribution. The 401(k) Plan has been qualified by the Internal Revenue Service ("IRS") pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA").

EMPLOYEE STOCK OWNERSHIP PLAN

        In December, 1991, VIB's Board of Directors adopted, effective as of January 1, 1991, the Valley Independent Bank Employee Stock Ownership Plan (the "ESOP"). In connection with the bank holding company reorganization, the Company adopted the ESOP. Pursuant to the ESOP, annual contributions at the discretion of the Company are made to a trust for the benefit of employees of the Company, VIB, BOS and KRSB, who are participants. All full-time employees are eligible to participate after one year of employment. Contributions shall not exceed limitations imposed by the Internal Revenue Code, and vest 20% after three years of service, 40% after four years, 60% after five years, 80% after six years, and 100% after seven years of service. Participants become 100% vested if termination is by reason of normal or deferred retirement, death or disability, or termination of the ESOP.

        As a stock ownership plan, it is intended that contributions to the ESOP trust will be utilized to purchase the Company's (previously, VIB's) Common Stock, which will then be allocated to the accounts of the participants, thereby enabling them to participate in the Company's growth. Distributions pursuant to the ESOP will be in cash or in shares of the Company's Common Stock.

        Each of the "named" executive officers participated in the ESOP during 1999. Directors who are not also employed by the Company are not eligible to participate. The total amount contributed for all participants to the ESOP for 1999 was $585,619.

        As of December 31, 1999, 397 employees were participating in the ESOP. The ESOP has been qualified by the IRS pursuant to ERISA.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company does not have a Compensation Committee and did not pay compensation during 1999. The members of VIB's Executive/Investment Committee, acting as VIB's Compensation Committee (the "Committee"), are Directors Ellison, Foss, Kern and Pedersen, none of whom serve as an officer of the Company or VIB except Mr. Kern, who is the Company's and VIB's President and Chief Executive Officer. None of the Company's or VIB's executive officers served on the board of directors or compensation committee, or equivalent, of another entity, one of whose executive officers served on the Company's or VIB's Committee or the Company's or VIB's Board of Directors. Mr. Kern does not participate in Committee deliberations and voting regarding his compensation.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        During 1999, all compensation to "named" executive officers (except with respect to Mr. Hickman) was paid by VIB. The Committee was responsible for reviewing and approving VIB's overall compensation and benefit programs, and for administering the compensation of VIB's executive and senior officers.

        The Committee is responsible for establishing the compensation for the senior executive officers of the Company, VIB, BOS and KRSB, consistent with the Company's business plans, strategies and goals. The Committee establishes the factors and criteria upon which the executive officers' compensation is based and how such compensation relates to the Company's, VIB's, BOS's and KRSB's performance, general compensation policies, competitive realities and regulatory requirements.

        The Committee's functions and objectives are: (i) to determine the competitiveness of current base salary, annual incentives and long-term incentive relative to specific competitive markets for the President; (ii) to develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (iii) to develop an annual incentive plan for senior management; and (iv) to provide guidance to the Board of Directors in their role in establishing objectives regarding executive compensation.

        The Committee's overall compensation philosophy is as follows: (i) to attract and retain quality talent, which is critical to both short-term and long-term success; (ii) to reinforce strategic performance objectives through the use of incentive compensation programs; (iii) to create a mutuality of interest between executive and senior officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making; and (iv) to encourage executives to achieve substantial levels of ownership of stock in the Company.

        The compensation package offered to executive officers consists of a mix of salary, incentive bonus awards, and stock option awards as well as benefits under several employee benefit plans.

        In establishing executive compensation for the President, the Committee considered the following factors in the following order of priority: (1) improving shareholder value; (2) profitability; (3) return on assets; (4) return on equity; (5) asset quality; and (6) growth in loans and deposits as it relates to overall industry performance. Excluded from the Committee's consideration of incentive bonuses would be income or expenses resulting from extraordinary or non-recurring events, regulatory changes, merger or acquisition activity, or the imposition of changes in generally accepted accounting principles.

        The Committee investigates the competitiveness of the compensation of the President by having peer survey data updates at least annually. Among the sources consulted are the State of California Department of Financial Institutions Executive Officer and Director Compensation Survey, SNL Securities Executive Compensation Review and the California Bankers Association Compensation and Benefits Survey.

        When determining Mr. Kern's bonus compensation for 1999, the Committee noted that VIB's profitability and return on equity exceeded budget and return on assets exceeded the prior year's results. Net income, adjusted for certain unbudgeted circumstances, was $6.3 million, which exceeded budget and 1998's $4.9 million. Return on equity and return on assets, as adjusted by the Committee for merger related activity, were 11.97% and .94%, respectively, compared to 11.41% and 1.02%, respectively, in 1998. Further, the Committee determined that asset quality exceeded budget, measured by evaluating reductions in net charge-offs ($375,000), and the improvements in the allowance for credit losses' coverage of non-performing assets ratio (71.32% versus 67.61%), and allowance for credit losses to total loans ratio (.85% versus .83%). The Committee also reviewed favorably VIB's growth in average loans (34.1%) and average deposits (29.4%), compared to 1998. Moreover, although the market value of the Common Stock declined, the Committee noted that the overall market for peer institutions declined and that Mr. Kern continued to actively promote the Common Stock to market makers and institutional investors to increase the liquidity of the Common Stock and to maintain good relationships with shareholders. Finally, the Committee reviewed Mr. Kern's total compensation in light of the above-referenced peer surveys.

        The Committee believes that VIB's compensation program and compensation levels are effective in attracting, motivating and retaining outstanding executive and senior officers and that they are consistent with the VIB's immediate and long-term goals.


                         EXECUTIVE/INVESTMENT COMMITTEE

               R. Stephen Ellison                   Dennis L. Kern, Chairman
               Richard D. Foss                      Ronald A. (Rusty) Pedersen

STOCK PERFORMANCE GRAPH

        The following graph presents the cumulative, five-year total return for the Company's (and previously VIB's) Common Stock compared with the Nasdaq Total Return Index, a broad market index of stocks traded in the Nasdaq National Market and the SNL Securities Index of Banks between $500 million and $1 billion in total assets. The graph assumes the value of an investment in the Company's Common Stock, the Nasdaq Index and the SNL Bank Index each was $100 on December 31, 1994, and that all dividends were reinvested.

                            [VIB PERFORMANCE GRAPH]

                                                                 PERIOD ENDING
                                        --------------------------------------------------------------------
INDEX                                   12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
------------------------------------------------------------------------------------------------------------
VIB Corp                                  100.00     147.01      204.45      291.96      245.48      165.48
NASDAQ - Total US                         100.00     141.33      173.89      213.07      300.25      542.43
SNL $500M-$1B Bank Asset-Size Index       100.00     132.76      165.97      269.80      265.28      245.56

CERTAIN TRANSACTIONS

        During 1999 there were no, and as of the date of this Proxy Statement there are no existing or proposed, material transactions between the Company and any of the Company's executive officers, directors, or beneficial owners of 5% or more of the Company's Common Stock, or the immediate family or associates of any of the foregoing persons, except as indicated below.

        Some of the directors and executive officers of the Company, as well as the companies with which such directors and executive officers are associated, are customers of, and have had banking transactions with VIB or BOS in the ordinary course of the subsidiaries' businesses and the subsidiaries expect to have such ordinary banking transactions with such persons in the future. In the opinion of Management of the subsidiaries, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Although the subsidiaries do not have any limits on the aggregate amount they would be willing to lend to directors and officers as a group, loans to individual directors and officers must comply with their internal lending policies and statutory lending limits.


                             INDEPENDENT ACCOUNTANTS

        The firm of Vavrinek, Trine, Day & Co., LLP, served as independent public accountants for the Company for 1999. In addition to audit services, that firm performed selected non-audit services, including assisting in the preparation of the Company's and VIB's tax returns and regulatory reports. The fees paid for non-audit services was approximately 14.0% of the fees for audit services. All services rendered by Vavrinek, Trine, Day & Co., LLP, were approved by the Board of Directors of the Company who considered the possible effect of each such service on the independence of the accountants. The Company has selected this firm to be its accountants for 2000.

        It is anticipated that a representative of Vavrinek, Trine, Day & Co., LLP, will be present at the Meeting to respond to appropriate questions from shareholders.


                              SHAREHOLDER PROPOSALS

        The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 2001 Annual Meeting of Shareholders, which is tentatively scheduled for April 26, 2001, is November 27, 2000.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than 10% of the Common Stock to file reports of stock ownership and changes in stock ownership with the Securities and Exchange Commission (the "SEC"). The executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that during 1999 all filing requirements applicable to the Company's executive officers, directors, and greater than 10% shareholders were complied with.


                                  OTHER MATTERS

        The SEC's rules permit the Proxy to confer discretionary authority to vote on any matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its Proxy Materials for the prior year's Annual Meeting of Shareholders. The Company mailed its Proxy Materials for the 1999 Annual Meeting on March 29, 1999 and, accordingly, discretionary authority is conferred to the persons named in the accompanying Proxy to vote on any matter notice of which is not received until after February 13, 2000.

        Management does not presently know of any matters to be presented at the Meeting other than those set forth above. If other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of the Board of Directors on such matters.



                                                 VIB CORP



                                                 /s/ CHARLOTTE STUDER
Dated: March 27, 2000                            -------------------------------
                                                 Charlotte Studer, Secretary

                                      PROXY
                                    VIB CORP
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 2000


        The undersigned shareholder of VIB Corp (the "Company") hereby nominates, constitutes and appoints Richard D. Foss, Dennis L. Kern and Alice Helen Lowery Westerfield, and each of them, the attorney, agent, and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Old Post Office Pavilion, 230 5th Street, El Centro, California 92243, on Thursday, April 27, 2000, at 6:00 p.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:


        1. Election of Directors. Authority to elect the three persons named below and in the Proxy Statement dated March 27, 2000, accompanying the Notice of said Meeting, to serve until their successors are elected and have qualified, including the authority to elect the following three persons to the initial terms indicated below:


                      Two-Year Term                        One-Year Term

                      R. Stephen Ellison                   Edward McGrew
                                                           Tom Kelly



               AUTHORITY GIVEN   [ ]             AUTHORITY WITHHELD [ ]



               IF YOU WISH TO VOTE FOR SOME, BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU DO NOT WISH TO VOTE FOR IN THE SPACE PROVIDED
               BELOW:
               -----------------------------------------------------------------


                       PLEASE SIGN AND DATE THE OTHER SIDE

                           PLEASE SIGN AND DATE BELOW



        2. Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER, IF ANY, PRESENTED AT THE MEETING, NOTICE OF WHICH IS RECEIVED AFTER FEBRUARY 13, 2000. THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS WITH RESPECT TO SUCH OTHER MATTERS.


               ___________________________      Dated: _______________, 2000
               (Number of Shares)


               ___________________________      ________________________________
               (Please Print Your Name)         (Signature of Shareholder)


               ___________________________      ________________________________
               (Please Print Your Name)         (Signature of Shareholder)


               (Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

               I do  [ ]     do not  [ ]     expect to attend the Meeting.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.